Exhibit 10.10

EXCLUSIVE RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT

This Agreement (“AGREEMENT”) is made and entered into August 15, 2005 (the “EFFECTIVE DATE”) by and between Lipoxen Technologies Limited, a company registered in England and Wales with company number 03401495 and having its registered office at Suite 303, Hamilton House, Mabledon Place, London WC1H 9BB (“LIPOXEN”); Baxter Healthcare SA (“BHSA”), a corporation organized and existing under the laws of Switzerland, and Baxter Healthcare Corporation (“BHC”) having its principal place of business at One Baxter Parkway, Deerfield, Illinois 60015 (BHSA and BHC collectively referred to as “BAXTER”). LIPOXEN and BAXTER may be referred to herein individually as a “PARTY” and collectively as the “PARTIES.”

RECITALS

WHEREAS, BAXTER is in the business of developing, making, marketing and selling biopharmaceutical products [***] and has developed mammalian cell-line produced forms of [***] and [***]

WHEREAS, BAXTER has developed proprietary technology concerning [***]

WHEREAS, LIPOXEN has developed a proprietary [***] based on a [***]

WHEREAS, BAXTER and LIPOXEN desire to enter into collaborative technology project(s) to [***] of proteins and molecules in the FIELD, including [***] using the application of [***] directly to [***] or by the application of [***] to [***] as a [***]

WHEREAS, BAXTER desires to [***] with LIPOXEN in developing such CONJUGATES and DELIVERY AGENTS in the FIELD and to provide BAXTER with an exclusive license to certain products in the FIELD developed in the course of this AGREEMENT; and

WHEREAS, BAXTER shall bear all costs associated with the research and development of POTENTIAL PRODUCTS, and shall have ultimate control over all product development decisions;

CONFIDENTIAL	Page 1 of 58

NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this AGREEMENT, in accordance with and subject to the terms and conditions specified below, the PARTIES agree as follows:

AGREEMENT

1.	Definitions

1.1	“ACCEPTANCE DATE” means the date upon which BAXTER accepts or is deemed to accept the FINAL REPORT or the REVISED FINAL REPORT which shall be determined in accordance with Section 2.2.

1.2	“AFFILIATE” means, with respect to any person or entity, any other person or entity that directly or indirectly controls, is controlled by, or is under common control with, such person or entity.

1.3	“BANKRUPTCY EVENT has the meaning set forth in Section 15.5.

1.4	“BAXTER CORE TECHNOLOGY” means the following methods, compositions and/or technology which has been developed by BAXTER as of the Effective Date:

(i) [***] including the [***]

(ii) [***] including the identification of [***] the [***] or [***] which [***] is bound and the resulting [***]

(iii) methods of [***] a THERAPEUTIC AGENT and the COMMERCIAL PRODUCT(s);

(iv) methods of [***] THERAPEUTIC AGENTS, including all methods of: (a) [***] AGENT is expressed, (b) [***] the THERAPEUTIC AGENT from the [***] and (c) [***] the THERAPEUTIC AGENT;

CONFIDENTIAL	Page 2 of 58

(v) methods of [***] the COMMERCIAL PRODUCTS including [***] of such COMMERCIAL PRODUCTS into a pharmaceutical compound; and/or

(vi) the [***] disclosed in the BAXTER [***]

1.5	“BAXTER CORE TECHNOLOGY INVENTIONS” has the meaning set forth in Section 13.5.

1.6	“BAXTER INDEMNITEE” has the meaning set forth in Section 12.1.1.

1.7	“BAXTER KNOW-HOW” means all KNOW-HOW CONTROLLED by BAXTER that is reasonably necessary for LIPOXEN in connection with LIPOXEN’S performance of its obligations under this AGREEMENT. BAXTER PATENT RIGHTS are excluded from the definition of BAXTER KNOW-HOW.

1.8	“BAXTER PATENT RIGHTS” means all PATENTS and PATENT APPLICATIONS CONTROLLED by BAXTER that are necessary for LIPOXEN in connection with LIPOXEN’S performance of its obligations under this AGREEMENT.

1.9	“BAXTER [***] means the PATENT APPLICATION which has been disclosed to LIPOXEN and has BAXTER internal docket number ERR-6203(3) PROV.

1.10	“BLA” means a Biologics License Application filed with the FDA pursuant to 21 C.F.R. § 601.2 et seq., or any foreign equivalent filed with the regulatory authorities in a country or territory to obtain MARKETING AUTHORIZATION for COMMERCIAL PRODUCT(S) in such country or territory.

1.11	“CLAIMS” has the meaning set forth in Section 12.1.1.

1.12	“COMMERCIAL PRODUCT(S)” means one or more POTENTIAL PRODUCTS that have successfully completed PHASE 3 CLINICAL TRIALS and have

CONFIDENTIAL	Page 3 of 58

received MARKETING AUTHORIZATION in any territory in the world, which BAXTER, its SUBLICENSEES and/or their respective AFFILIATES market and/or sell.

1.13	“COMPETITIVE BUSINESS” means participating in the research, development, marketing, selling or distributing of any product in the FIELD.

1.14	“CONFIDENTIAL INFORMATION” has the meaning set forth in Section 10.2.

1.15	“CONJUGATE(S)” means [***] of a DELIVERY AGENT to a therapeutic agent (including a THERAPEUTIC AGENT).

1.16	“CONTINUATION NOTICE” has the meaning set forth in Section 2.3

1.17	“CONTROL(LED)” means the ability to grant a license or sublicense as provided for herein without violating the terms of any agreement with any THIRD PARTY, and for the purpose of defining “KNOW-HOW” means that which falls within any of the exclusions from confidentiality set forth in Section 10.2(i) and (ii).

1.18	“DELIVERY AGENT” means [***] and/or a [***] including the SELECTED DELIVERY AGENTS.

1.19	“DISCLOSING PARTY” means the PARTY disclosing CONFIDENTIAL INFORMATION to the other PARTY hereunder.

1.20	“DOLLAR(S)” means United States dollars.

1.21	“EMEA” means the European Medicines Agency, and any successor agency thereto, having the administrative authority to regulate the marketing of human pharmaceutical products, biological therapeutic products and delivery systems in the European Union.

1.22	[***] means a [***] including the [***] protein, [***] and any recombinantly produced equivalents thereof, and any derivatives, mutations, deletions or substitutions thereto.

CONFIDENTIAL	Page 4 of 58

1.23	“FDA” means the United States Food and Drug Administration, or any successor entity that may be established hereafter which has substantially the same authority or responsibility currently vested in the United States Food and Drug Administration.

1.24	“FIELD” means any biologic or pharmaceutical agent used to [***] including the [***] disorders such as [***] disease, but excluding, for the avoidance of doubt, any biologic or pharmaceutical agent used to [***]

1.25	“FINAL REPORT” has the meaning set forth in Section 2.2.

1.26	“FIRST COMMERCIAL SALE” means, with respect to each COMMERCIAL PRODUCT, the first sale by BAXTER, its SUBLICENSEE or their respective AFFILIATES to a THIRD PARTY following receipt of MARKETING AUTHORIZATION in the country of sale.

1.27	“FTE” means the equivalent of an employee working [***] labor hours per year.

1.28	“FTE Rate” means [***] per year.

1.29	“INVENTIONS” means any and all ideas, concepts, methods, procedures, processes, improvements, inventions and discoveries, whether or not patentable, that are conceived or made in the course of the performance of activities conducted in connection with this AGREEMENT including the development or manufacture of a POTENTIAL PRODUCTS or COMMERCIAL PRODUCT(S).

1.30	“JOINT INVENTION” has the meaning set forth in Section 13.3.

1.31	“JOINT PATENT APPLICATIONS” has the meaning set forth in Section 13.7.

1.32

“KNOW-HOW” means all technical, scientific and other know-how, data, materials, information, trade secrets, ideas, formulae, inventions, discoveries, processes, machines, compositions of matter, improvements, protocols,

CONFIDENTIAL	Page 5 of 58

techniques, works of authorship, and results of experimentation and testing (whether or not patentable) in written, electronic, oral or any other form that does not fall within any of the exclusions from confidentiality set forth in Section 10.2(i) and (ii).

1.33	“LAW(S)” means any local, state or federal rule, regulation, statute or law in any jurisdiction relevant to the activities undertaken pursuant to this AGREEMENT or applicable to either of the PARTIES with respect to any matters set forth herein.

1.34	“LICENSE COMMENCEMENT DATE” means the date upon which Lipoxen [***] milestone payment due in accordance with Section 2.3.

1.35	“LIPOXEN CORE TECHNOLOGY” means the following methods, compositions or technology which has been developed by LIPOXEN as of the EFFECTIVE DATE: (i) [***] (including a SELECTED DELIVERY AGENT); (ii) [***] (including a SELECTED DELIVERY AGENT) by themselves or in combination, including the [***] (including a SELECTED DELIVERY AGENT) to [***] (iii) [***] DELIVERY AGENTS (including SELECTED DELIVERY AGENTS); (iv) [***] DELIVERY AGENTS (including SELECTED DELIVERY AGENTS) to or [***] DELIVERY AGENTS (including SELECTED DELIVERY AGENTS) [***] (v) [***] or [***] or more DELIVERY AGENTS (including SELECTED DELIVERY AGENTS) to or [***] DELIVERY AGENTS (including SELECTED DELIVERY AGENTS) [***] (vi) [***] (2) or more DELIVERY AGENTS (including SELECTED DELIVERY AGENTS) in [***] and (vii) the technology described in the LIPOXEN PATENT RIGHTS. For purposes of clarification, the LIPOXEN CORE TECHNOLOGY [***] DELIVERY AGENTS with [***]

CONFIDENTIAL	Page 6 of 58

1.36	“LIPOXEN CORE TECHNOLOGY INVENTIONS” has the meaning set forth in Section 13.4.

1.37	“LIPOXEN INDEMNITEE” has the meaning set forth in Section 12.1.2.

1.38	“LIPOXEN KNOW-HOW” means all KNOW-HOW CONTROLLED by LIPOXEN that pertains to DELIVERY AGENTS [***] POTENTIAL PRODUCTS or COMMERCIAL PRODUCT(S) or [***] BAXTER [***] its obligations or the exercise of its rights under this AGREEMENT. LIPOXEN PATENT RIGHTS are excluded from the definition of LIPOXEN KNOW-HOW.

1.39	“LIPOXEN PATENT RIGHTS” means all of the PATENTS and PATENT APPLICATIONS CONTROLLED by LIPOXEN which (i) pertain to [***] composition, manufacture, sale, or import of POTENTIAL PRODUCTS or COMMERCIAL PRODUCTS, and (ii) [***] make, have made, use, sell, have sold and import POTENTIAL PRODUCTS or COMMERCIAL PRODUCT(S) pursuant to the license set forth in Section 3.1; including those contained in Schedule V of this AGREEMENT.

1.40	“LIPOXEN LICENSED TECHNOLOGY” means, collectively, the LIPOXEN PATENT RIGHTS and LIPOXEN KNOW-HOW.

1.41	“MANUFACTURING TECHNOLOGY” means the PATENTS and KNOW HOW CONTROLLED by LIPOXEN at the date of any technology transfer pursuant to Section 4.3 which relate to the Selected Delivery Agents supplied to BAXTER by LIPOXEN or, in the case of a transfer pursuant to Section 4.1, relate to the Selected Delivery Agent that Lipoxen could not supply.

1.42	“MARKETING AUTHORIZATION” means the requisite governmental approval for the marketing and sale of each COMMERCIAL PRODUCT in a given country.

1.43	“MILESTONE PAYMENTS” and “MILESTONE EVENTS” means the milestone payments and milestone events, all as set forth in Section 2.3 and Schedule III.

CONFIDENTIAL	Page 7 of 58

1.44	“NET SALES” means the amount invoiced by BAXTER, its SUBLICENSEES or their respective AFFILIATES for the sale of each COMMERCIAL PRODUCT to THIRD PARTIES. NET SALES shall be reduced by the following provided that the reductions can be supported by written evidence (which evidence is not required to be shown on any invoice):

(i) customary trade and quantity discounts actually allowed and taken;

(ii) allowances actually given for returned COMMERCIAL PRODUCT(S);

(iii) shipping, freight and insurance;

(iv) allowances or rebates actually given pursuant to Federal, State and/or government-mandated programs which require a manufacture/distributor rebate, including Medicare and Medicaid; and

(v) value added or import/export tax, sales, use or turnover taxes, excise taxes and customs duties.

1.45	“NON-DISCLOSURE AGREEMENT” means that agreement entered into between the PARTIES on December 28, 2004 providing for confidential treatment of the PARTIES’ information.

1.46	“OPTION EXERCISE DATE” has the meaning set forth in Section 2.3.

1.47	“PATENT” means any patent including any extension, substitution, registration, confirmation, reissue, supplemental protection certificate, re-examination or renewal thereof (and in each case any foreign counterpart thereto).

1.48	“PATENT APPLICATION” means an application for letters patent, including a provisional application, converted provisional application, continuation application, a continued prosecution application, a continuation-in-part application, a divisional application, a re-examination application, and a reissue application (and in each case any foreign counterpart thereto).

1.49	“PHASE 1 CLINICAL TRIAL” means a study in humans, conducted in accordance with 21 C.F.R. § 312.21(a) (or the equivalent LAWS and regulations in jurisdictions outside the United States).

CONFIDENTIAL	Page 8 of 58

1.50	“PHASE 2 CLINICAL TRIAL” means a controlled clinical trial, conducted in accordance with 21 C.F.R. § 312.21(b) (or the equivalent LAWS and regulations in jurisdictions outside the United States).

1.51	“PHASE 3 CLINICAL TRIAL,” means a controlled or uncontrolled clinical trial, conducted in accordance with § 21 C.F.R. 312.21(c) (or the equivalent LAWS and regulations in jurisdictions outside the United States).

1.52	“POLYSIALIC ACID” means any substance containing one or more sialic acid residue including: (a) linear polymers or oligomers; (b) branched polymers or oligomers; (c) the alpha-2,8-linked homopolymer of sialic acid that comprises the capsular polysaccharide of (i) E. coli strain K1, and (ii) the group-B meningococci; and (d) the alternating alpha-2,8/alpha-2-9 linked polymer of E. coli strain K92.

1.53	“POTENTIAL PRODUCT” means the chemical entity resulting from the covalent or non-covalent attachment of any DELIVERY AGENT to any THERAPEUTIC AGENT.

1.54	“QUALITY AGREEMENT” means the quality agreement which shall be agreed to by the PARTIES in good faith no later than the commencement of the first PHASE 1 CLINICAL TRIAL relating to a POTENTIAL PRODUCT.

1.55	“QUARTER” means the calendar quarterly periods ending March 31, June 30, September 30 and December 31.

1.56	“RECIPIENT means the PARTY receiving CONFIDENTIAL INFORMATION hereunder.

1.57	“RESEARCH COMMITTEE” means the committee described in Section 2.6.

1.58	“RESEARCH MIDPOINT” means the date upon which BAXTER receives the rFVIII samples pursuant to the RESEARCH PLAN, as specified in Section fourteen (14) of the Research Plan.

1.59	“RESEARCH PLAN” means the PARTIES’ respective activities and responsibilities as set forth in the RESEARCH PLAN attached hereto as Schedule I.

CONFIDENTIAL	Page 9 of 58

1.60	“RESPONSIBLE PARTY” has the meaning set forth in Section 13.7.

1.61	“ROYALTY RATE” means, for each calendar year:

[***] which range [***]

[***] which [***]

[***] which [***] to [***]

[***] which [***] and [***]

1.62	“SELECTED DELIVERY AGENT” means a DELIVERY AGENT that is attached to a THERAPEUTIC AGENT for a POTENTIAL PRODUCT, in accordance with a selection made by the RESEARCH COMMITTEE.

1.63	“SOLE INVENTION” has the meaning set forth in Section 13.3.

1.64	“SPECIFICATIONS” means the specifications for a DELIVERY AGENT to be used in POTENTIAL PRODUCTS or COMMERCIAL PRODUCT(S), that are agreed in writing by the RESEARCH COMMITTEE and which will be set forth in the QUALITY AGREEMENT.

1.65	“STAGE I” means the period of implementing the initial RESEARCH PLAN, commencing upon the EFFECTIVE DATE and ending upon the ACCEPTANCE DATE.

1.66	“SUBLICENSE AGREEMENT” means any agreement between BAXTER and a SUBLICENSEE relating to this AGREEMENT.

1.67	“SUBLICENSEE” means any person or entity, including AFFILIATES, to which BAXTER grants a sublicense (i) to research and/or develop POTENTIAL

CONFIDENTIAL	Page 10 of 58

PRODUCTS or COMMERCIAL PRODUCT(S), or (ii) to make, have made, use, sell, have sold and/or import POTENTIAL PRODUCTS or COMMERCIAL PRODUCT(S) (which for the purposes hereof will include the right to distribute, market or promote).

1.68	“SUPPLY AGREEMENT” means the supply agreement to be entered into by the PARTIES in accordance with Section 4.1 and the other terms of this AGREEMENT.

1.69	[***]

1.70	“TERM” has the meaning set forth in Section 15.1.

1.71	“THERAPEUTIC AGENT” means [***] or [***] suitable for use within the FIELD, including any [***] having substantially equivalent biological activity to [***]

1.72	THIRD PARTY” means any entity other than LIPOXEN, BAXTER, a SUBLICENSEE of BAXTER or their respective AFFILIATES.

1.73	“VALID PATENT CLAIM” means either: (a) a claim of an issued and unexpired PATENT which is owned or CONTROLLED by LIPOXEN or jointly by the PARTIES and has not (i) expired or been canceled, (ii) been declared invalid by an unreversed and unappealable decision of a court or other appropriate body of competent jurisdiction, (iii) been admitted to be invalid or unenforceable through reissue, disclaimer, or otherwise, or (iv) been abandoned; or (b) a claim filed and kept pending in good faith that is included in a PATENT APPLICATION which is owned or CONTROLLED by LIPOXEN or jointly by the PARTIES.

1.74	[***] means the naturally occurring or recombinantly produced [***] also referred to as [***] and including any derivatives, mutations, deletions or substitutions thereto having the same functionality as [***] or the capability of [***] includes any fraction of [***] or peptide portion thereof having all or some of the functionality as naturally occurring in [***] and in particular the [***]

CONFIDENTIAL	Page 11 of 58

2.	Research and Development Activities

2.1	In General. BAXTER shall provide LIPOXEN with [***] and [***] molecules to use in developing DELIVERY AGENTS and POTENTIAL PRODUCTS to be utilized by BAXTER in its research and development activities to [***]. BAXTER shall as soon as possible after the EFFECTIVE DATE provide all of the BAXTER KNOW-HOW to LIPOXEN. At BAXTER’s sole discretion, BAXTER may or may not provide to LIPOXEN data compiled by BAXTER in relation to the [***] data relating to the [***] the [***] of [***] (and protocols on the various techniques used), [***] protocols, [***] protocols, [***] (including [***]) and publications (patent and research papers).

2.2	STAGE I. During STAGE I of the research and development phase of this AGREEMENT, LIPOXEN will conduct the research and development activities as set forth in the RESEARCH PLAN, [***] BAXTER [***] LIPOXEN for [***] directly incurred and solely associated with carrying out the RESEARCH PLAN. For clarity, BAXTER shall [***] LIPOXEN [***] worked, which [***] to this AGREEMENT by (ii) the [***] Baxter shall also [***] LIPOXEN for any [***] directly and solely [***] in carrying out the RESEARCH PLAN. At BAXTER’S request, LIPOXEN shall [***] to BAXTER, together [***] which BAXTER [***], pursuant to Section 9.2. The [***] are set forth in Schedule II of this AGREEMENT. LIPOXEN’s [***] without BAXTER’S prior written consent. The PARTIES agree that BAXTER shall [***] LIPOXEN for its work on the RESEARCH PLAN [***] with the [***] of this AGREMEENT.

Provided that neither PARTY has terminated this AGREEMENT in accordance with Section 15, on completion of the RESEARCH PLAN, LIPOXEN shall deliver

CONFIDENTIAL	Page 12 of 58

to BAXTER a [***] by LIPOXEN pursuant to the RESEARCH PLAN and [***] to production, scale-up [***] and characterization of [***] POTENTIAL PRODUCTS, in accordance with the RESEARCH PLAN. LIPOXEN shall [***] of POTENTIAL PRODUCTS in [***] as described in the RESEARCH PLAN to [***] at BAXTER in [***]. The PARTIES shall own the [***], in accordance with the provisions set out in Section 13. BAXTER’s [***] shall not be unreasonably withheld or delayed. BAXTER shall notify LIPOXEN in writing of any [***] it has to [***] in response to which LIPOXEN shall be [***] (the [***]) to BAXTER. BAXTER shall be deemed to accept [***] or the [***] (as the case may be) unless LIPOXEN receives [***] from BAXTER within ten (10) days of delivery of the [***] or the [***] (as the case may be) to BAXTER. Either PARTY shall be entitled to terminate this AGREEMENT on immediate written notice to the other PARTY if BAXTER has [***] or the [***] within [***] of the date upon which the [***] was first delivered to BAXTER.

Subject to the restrictions on the RESEARCH COMMITTEE set out in Section 2.6, the RESEARCH COMMITTEE may make reasonable modifications to the RESEARCH PLAN and the [***] provided that:- (a) any modification does not materially increase the commitment required by LIPOXEN pursuant to this AGREEMENT; and (b) BAXTER will agree in writing to [***] by LIPOXEN to implement any such modifications.

In no event is BAXTER committed or obligated to make [***] during STAGE I.

CONFIDENTIAL	Page 13 of 58

2.3	Option. After the ACCEPTANCE DATE, this AGREEMENT [***] unless BAXTER [***] (at its sole discretion) [***] the collaboration pursuant to the terms of this AGREEMENT. BAXTER must notify LIPOXEN in writing of [***] with this collaboration (referred to below as the [***]) within [***] days of the ACCEPTANCE DATE or this AGREEMENT shall be deemed automatically terminated.

If Baxter [***] continue the collaboration after completion of STAGE I, then the PARTIES shall, subject to the terms set out in the paragraph below, agree on a revised RESEARCH PLAN which shall be recorded in writing and signed by the authorized representatives of the PARTIES within [***] of such [***]. LIPOXEN shall be entitled to compensation for any work carried out pursuant to the revised RESEARCH PLAN [***] and [***] as are set out in Section 2.2. Upon the exercise of [***] BAXTER shall [***] to LIPOXEN a [***] of signing the revised RESEARCH PLAN. Following the [***] BAXTER shall be committed to [***] referenced in Schedule III upon the occurrence of the events set forth therein (subject to [***] in accordance with Schedule IV). If the PARTIES cannot agree a revised RESEARCH PLAN within [***] of receipt by LIPOXEN of the [***] this AGREEMENT shall be deemed automatically terminated.

If a government approval, under the Hart-Scott-Rodino Act of 1976 is legally required before the license set out in Section 3.1 may commence, then:

(a)	BAXTER shall be responsible [***] for applying for any such approval;

(b)	the PARTIES shall make commercially reasonable efforts to obtain any such approval;

CONFIDENTIAL	Page 14 of 58

(c)	the commencement of the license shall be conditional upon the obtaining of such approval and the [***] shall be deemed to be the date upon which any such approval is obtained;

(d)	the PARTIES shall be bound by the obligation to agree, record in writing and sign the revised RESEARCH PLAN within the [***] set out above but, once agreed and signed, implementation of the revised RESEARCH PLAN shall be conditional upon the obtaining of such approval; and

(e)	[***] for payment of the [***] pursuant to this Section 2.3 shall commence on the date upon which such approval is obtained.

LIPOXEN shall use commercially reasonable efforts to collaborate and cooperate with BAXTER in researching and developing POTENTIAL PRODUCTS and DELIVERY AGENTS to be utilized in developing POTENTIAL PRODUCTS, pursuant to the RESEARCH PLAN and as directed by the RESEARCH COMMITTEE. Initially, LIPOXEN [***] DELIVERY AGENTS to THERAPEUTIC AGENTS, and shall provide BAXTER with the resulting POTENTIAL PRODUCTS. After the RESEARCH COMMITTEE selects one or more POTENTIAL PRODUCTS to develop, LIPOXEN shall from the [***] to enable BAXTER to [***] such POTENTIAL PRODUCTS in accordance with Section 2.5 of this AGREEMENT (which transfer will be completed after the LICENSE COMMENCEMENT DATE), and thereafter provide BAXTER with the specific SELECTED DELIVERY AGENTS [***] POTENTIAL PRODUCTS in accordance with the terms of the SUPPLY AGREEMENT.

BAXTER is [***] of POTENTIAL PRODUCTS after receipt of the POTENTIAL PRODUCTS and DELIVERY AGENTS, in accordance with the RESEARCH PLAN, and for all costs associated therewith.

For clarity, BAXTER [***] POTENTIAL PRODUCTS; [***] POTENTIAL PRODUCT into

CONFIDENTIAL	Page 15 of 58

clinical trials; and [***] POTENTIAL PRODUCT without [***] except as specifically set forth in Section 8.1.1. During such clinical trials, or in the event of the cancellation or failure of any such clinical trials, LIPOXEN shall continue to provide SELECTED DELIVERY AGENTS throughout the TERM of this AGREEMENT, at BAXTER’s request, in accordance with the terms of the SUPPLY AGREEMENT.

2.4	Marketing Authorization. As between the PARTIES, BAXTER shall be [***] under the RESEARCH PLAN, and for the [***] of applications for any BLA or MARKETING AUTHORIZATIONS for each COMMERCIAL PRODUCT. BAXTER shall have the [***] which indications and in which countries within the TERRITORY such MARKETING AUTHORIZATIONS will be pursued.

2.5	Selection of POTENTIAL PRODUCTS and Technology Transfer. The RESEARCH COMMITTEE shall select POTENTIAL PRODUCT(S) and, following such selection, LIPOXEN shall from the [***] to BAXTER (which transfer will be completed after the LICENSE COMMENCEMENT DATE) technology for the purposes of enabling BAXTER to form the POTENTIAL PRODUCTS [***] SELECTED DELIVERY AGENTS to THERAPEUTIC AGENTS [***]. In connection with this technology transfer, LIPOXEN will provide BAXTER with a description of the [***] POTENTIAL PRODUCTS, and will [***] and [***] at the [***] used in the RESEARCH PLAN. Such [***] will be deemed successfully completed when LIPOXEN’s [***] BAXTER, to BAXTER’S satisfaction. The [***] at LIPOXEN’S premises. LIPOXEN shall provide BAXTER with [***] to effect the [***] but thereafter BAXTER shall [***] LIPOXEN for all [***] and [***] LIPOXEN [***] as a result of the [***] on the same terms as are set out in Section 2.2.

CONFIDENTIAL	Page 16 of 58

2.6	RESEARCH COMMITTEE. To facilitate communication between the PARTIES and the implementation of the RESEARCH PLAN during this AGREEMENT, the PARTIES shall appoint a RESEARCH COMMITTEE consisting of [***] nominated by LIPOXEN and [***] nominated by BAXTER. The initial representatives shall be set forth in writing within [***] after the EFFECTIVE DATE. Each PARTY may replace its representatives by prior written notice to the other PARTY. Employees of each PARTY who are not on the RESEARCH COMMITTEE may attend meetings of the RESEARCH COMMITTEE, as required to further the research, development and commercialization of POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS.

The RESEARCH COMMITTEE shall have the authority to: make decisions relating to the modification to, and implementation of, the RESEARCH PLAN; and monitor the day-to-day research and development activities. The RESEARCH COMMITTEE shall have such other responsibilities as set forth herein and as the PARTIES may agree from time to time.

The RESEARCH COMMITTEE shall meet at such times and places, in person or by telephone conferencing, web-conferencing, video conferencing or other electronic communication, as it shall determine to carry out its responsibilities; provided, that an initial meeting of the RESEARCH COMMITTEE by telephone conference call shall take place [***] after the EFFECTIVE DATE and thereafter LIPOXEN shall update BAXTER on its progress with the RESEARCH PLAN via meetings of the RESEARCH COMMITTEE to be held no less than [***] in a manner to be mutually agreed by parties. Decisions of the RESEARCH COMMITTEE must be unanimous with representatives of LIPOXEN having one collective vote and representatives of BAXTER having one collective vote. If a dispute arises regarding matters within the scope of responsibilities of the RESEARCH COMMITTEE, and the RESEARCH COMMITTEE fails to reach a unanimous decision on its resolution [***] of when the dispute was presented to the RESEARCH COMMITTEE, then [***] have the deciding vote.

CONFIDENTIAL	Page 17 of 58

For purposes of clarification, the RESEARCH COMMITTEE shall have no authority to: (a) amend the terms of this AGREEMENT or waive any rights that Lipoxen may otherwise have pursuant to the AGREEMENT or otherwise; (b) allocate the ownership of any intellectual property rights or the PARTIES’ rights to apply for patents pursuant to Section 13; or (c) require LIPOXEN to deliver or supply a DELIVERY AGENT or comply with a SPECIFICATION which LIPOXEN has not previously agreed in writing.

3.	Licenses to LIPOXEN LICENSED TECHNOLOGY and BAXTER Technology

3.1	License to BAXTER. Subject to the terms and conditions of this AGREEMENT, from the [***], LIPOXEN [***] BAXTER and its AFFILIATES a [***] with the right to [***] under the LIPOXEN LICENSED TECHNOLOGY to [***] POTENTIAL PRODUCTS and COMMERCIAL PRODUCT(S) in the FIELD.

3.2	Terms of Sublicense. The terms of each sublicense under the license granted to BAXTER in [***] of this AGREEMENT shall be recorded in writing. The SUBLICENSE AGREEMENT shall provide that: (a) any SUBLICENSEE shall be subject to the terms and conditions of this AGREEMENT, (b) the SUBLICENSE AGREEMENT shall terminate automatically on the termination of this AGREEMENT for any reason, (c) further sub-licensing and sub-contracting by the SUBLICENSEE without the prior written consent of LIPOXEN is not permitted. BAXTER shall ensure that each SUBLICENSEE complies fully at all times with the provisions of its SUBLICENSE AGREEMENT and shall be responsible for any breach of the SUBLICENSE AGREEMENT by the SUBLICENSEE, as if the breach had been that of BAXTER under this AGREEMENT. To the extent permitted, BAXTER shall promptly provide LIPOXEN in writing with the identity of any SUBLICENSEE and details of the scope of the SUBLICENSE AGREEMENT.

3.3

No Implied Rights or Licenses. Neither PARTY grants to the other any rights or licenses, including to any BAXTER CORE TECHNOLOGY or LIPOXEN CORE TECHNOLOGY or other intellectual property rights, whether by implication,

CONFIDENTIAL	Page 18 of 58

estoppel or otherwise, except to the extent expressly provided for under this AGREEMENT. Other than as expressly provided for herein, BAXTER [***] SELECTED DELIVERY AGENTS, nor may BAXTER [***] (by way of example but not limitation, [***] of SELECTED DELIVERY AGENTS.

3.4	License to LIPOXEN. BAXTER [***] to LIPOXEN [***] under BAXTER KNOW-HOW and BAXTER PATENT RIGHTS for the [***] LIPOXEN’s [***] under this AGREEMENT, including the RESEARCH PLAN.

3.5	Mutual Covenant. Each PARTY covenants and agrees that it and its AFFILIATES shall not use or practice the intellectual property rights licensed under this AGREEMENT except as expressly permitted by this AGREEMENT. Any use or practice of the intellectual property rights licensed under this AGREEMENT except as expressly permitted by this AGREEMENT that results in material harm to the other PARTY shall [***] of this AGREEMENT. Each PARTY covenants and agrees to cease any non-permitted use and to take all actions [***] PARTY any inventions made through use or practice of such PARTY’S intellectual property rights [***] granted hereunder.

3.6	BAXTER [***] are the only PATENT or PATENT APPLICATIONS filed by or granted to BAXTER as at the EFFECTIVE DATE that relates [***].

4.	Manufacture and Supply of SELECTED DELIVERY AGENTS

4.1

After successful completion of STAGE I and BAXTER’S decision to [***] to continue the collaboration pursuant to the terms of this AGREEMENT, the PARTIES shall enter into a separate, written supply agreement pursuant to which LIPOXEN shall supply SELECTED DELIVERY AGENTS in accordance with a QUALITY AGREEMENT also to be agreed, on [***]

CONFIDENTIAL	Page 19 of 58

as set forth in Section 4.2. LIPOXEN shall not be obliged to supply to BAXTER pursuant to this AGREEMENT, the SUPPLY AGREEMENT or otherwise any SELECTED DELIVERY AGENT other than [***] that comprises the [***] DELIVERY AGENT”); provided that if BAXTER has a scientific and commercially reasonable need for using a SELECTED DELIVERY AGENT other than [***] DELIVERY AGENT and LIPOXEN cannot supply the SELECTED DELIVERY AGENT, BAXTER may invoke its MANUFACTURING RIGHTS. The SUPPLY AGREEMENT will [***] of this AGREEMENT and [***] for a medical or pharmaceutical products contract manufacturing agreement. The SUPPLY AGREEMENT will provide that LIPOXEN [***] under any such supply agreement; provided that (a) such sub-contract shall include [***] the QUALITY AGREEMENT and (b) if LIPOXEN [***] for the SELECTED DELIVERY AGENTS, BAXTER shall have the [***] to (i) [***] from LIPOXEN’s [***] and (ii) [***] facilities solely for the [***] in accordance with the QUALITY AGREEMENT including the fulfillment of any FDA, EMEA or other regulatory requirements (and LIPOXEN [***] that BAXTER shall have [***] in the agreement with its supplier).

4.2

The SUPPLY AGREEMENT will provide that for so long as LIPOXEN is supplying BAXTER with SELECTED DELIVERY AGENTS, BAXTER [***] LIPOXEN [***] SELECTED DELIVERY AGENT. Such [***] be [***] by LIPOXEN and associated with procuring the SELECTED DELIVERY AGENT (in the event LIPOXEN uses a THIRD PARTY contract manufacturer), including [***] payable thereon, or its [***] (in the event LIPOXEN [***] itself). The PARTIES shall use their reasonable efforts to [***] in the SUPPLY AGREEMENT relating to [***] of the DELIVERY AGENTS provided that BAXTER shall [***] with respect to such DELIVERY AGENTS (as between BAXTER and LIPOXEN); and LIPOXEN [***]

CONFIDENTIAL	Page 20 of 58

efforts to require all suppliers to consent to such terms. “MANUFACTURING COST” means [***] in the manufacture of SELECTED DELIVERY AGENT [***] which shall be [***] costs shall include:

A.	[***] costs:

1. The [***] of raw materials, process consumables (i.e., resins, membranes, etc.), containers, container components, packaging, labels and other printed materials used in production;

2. Scrap of raw materials, work in progress and finished goods ([***] of a [***] for normal wastage limits);

B.	[***] include [***] for personnel directly involved in the manufacturing process; and

C.	[***] include [***] provided by THIRD PARTIES for the manufacture of SELECTED DELIVERY AGENT or any component thereof (e.g., [***].

D.	Costs of freight and insurance; and

E.	Any value added tax, sales or turnover taxes, excise taxes and customs duties.

MANUFACTURING COST will be calculated in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis in the country of manufacture. The “cost” for purchased materials or services will include the [***] the benefit of any [***] or other [***] such as [***] that may be applicable to such purchases.

CONFIDENTIAL	Page 21 of 58

In addition to the foregoing, the SUPPLY AGREEMENT will provide that LIPOXEN will notify BAXTER of its [***] before the start of BAXTER’S calendar year and such [***] shall then apply throughout the following [***] of supply of SELECTED DELIVERY AGENT. At the end of [***] LIPOXEN will [***] such that if the actual MANUFACTURING COST is [***] then BAXTER [***] to LIPOXEN, or LIPOXEN [***] BAXTER (as the case may be), the [***] between the [***] and the [***] MANUFACTURING COST for all SELECTED DELIVERY AGENT supplied in the applicable calendar year.

BAXTER shall be entitled to audit such MANUFACTURING COSTS pursuant to Section 9.2.

4.3	At any time after completion of the first PHASE 2 CLINICAL TRIAL in relation to a POTENTIAL PRODUCT or pursuant to Section 4.1, if BAXTER notifies LIPOXEN in writing that [***] the SELECTED DELIVERY AGENTS (either directly or indirectly by [***] on its behalf by a THIRD PARTY [***], LIPOXEN [***] to BAXTER or to BAXTER’S designated [***] the MANUFACTURING TECHNOLOGY on a [***] for LIPOXEN equivalent to that set out in Section 2.2 for Stage I, for the purposes of enabling BAXTER or BAXTER’S [***], as the case may be, to [***] the SELECTED DELIVERY AGENT and shall, for the TERM of this AGREEMENT, [***] BAXTER or BAXTER’S [***] use the MANUFACTURING TECHNOLOGY for the purposes of [***] SELECTED DELIVERY AGENTS for [***] of POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS in the FIELD. For the avoidance of doubt, the [***] pursuant to this Section 4.3 shall not entitle BAXTER or its [***] to [***] SELECTED DELIVERY AGENTS to THIRD PARTIES or to use SELECTED DELIVERY AGENTS for any use other than is expressly set out in this Section 4.3. This [***] will include [***] the SELECTED DELIVERY AGENT. LIPOXEN will assist in the [***] will be deemed successfully completed when

CONFIDENTIAL	Page 22 of 58

LIPOXEN’s results are successfully reproduced by BAXTER or BAXTER’S [***] as the case may be. BAXTER’S only remedy if it is unable to successfully reproduce LIPOXEN’S results is to require LIPOXEN to continue to supply SELECTED DELIVERY AGENTS until such time as the [***] successful. LIPOXEN shall notify BAXTER of, and provide BAXTER with [***] to the MANUFACTURING TECHNOLOGY (if any) developed after the date of such technology transfer.

5.	SPECIFICATIONS and Manufacturing Warranty for SELECTED DELIVERY AGENTS

5.1	Specifications. The SUPPLY AGREEMENT will provide that for so long as LIPOXEN is supplying DELIVERY AGENTS, the SPECIFICATIONS for DELIVERY AGENT CANDIDATES and SELECTED DELIVERY AGENTS to be supplied by LIPOXEN will be agreed to by the PARTIES and set forth in the QUALITY AGREEMENT. Any modifications of the SPECIFICATIONS shall require prior written approval of BAXTER and LIPOXEN, not to be unreasonably withheld or delayed. BAXTER [***] LIPOXEN for its [***] associated with implementing any agreed upon modifications to the SPECIFICATIONS ([***] for STAGE I), [***] in MANUFACTURING COSTS. Notwithstanding the foregoing, LIPOXEN shall be responsible for [***] associated with implementing any modifications to the SPECIFICATIONS initiated by LIPOXEN that do not directly relate to the development or improvement of SELECTED DELIVERY AGENTS, including [***] MANUFACTURING COSTS.

5.2	Compliance Audits. The SUPPLY AGREEMENT will provide that for so long as LIPOXEN is supplying DELIVERY AGENTS, BAXTER [***], as set forth in the QUALITY AGREEMENT.

5.3	Warranty. LIPOXEN [***] in the SUPPLY AGREEMENT that: (a) each SELECTED DELIVERY AGENT [***] with the agreed-upon standard operating procedures (SOP), manufacturing protocols,

CONFIDENTIAL	Page 23 of 58

quality standards and testing methods for such SELECTED DELIVERY AGENT; (b) each SELECTED DELIVERY AGENT [***] chemical and biochemical composition and stability criteria as defined in the RESEARCH PLAN and/or QUALITY AGREEMENT, (c) to the knowledge of LIPOXEN, the SELECTED DELIVERY AGENT or the use thereof to make POTENTIAL PRODUCTS or COMMERCIAL PRODUCT(S) will not infringe the PATENT RIGHTS of a THIRD PARTY, and (d) each shipment of SELECTED DELIVERY AGENT shall, upon delivery, be in conformity with the applicable SPECIFICATIONS.

In addition, LIPOXEN [***] of LIPOXEN, the use of the DELIVERY AGENT provided to BAXTER by LIPOXEN under this AGREEMENT to make POTENTIAL PRODUCTS or COMMERCIAL PRODUCTS for use in the FIELD will not infringe the PATENT RIGHTS of any THIRD PARTY and LIPOXEN shall promptly notify BAXTER in the event it becomes aware that the DELIVERY AGENT provided to BAXTER by LIPOXEN under this AGREEMENT to make POTENTIAL PRODUCTS or COMMERCIAL PRODUCT(S) for use in the FIELD, infringes the PATENT RIGHTS of a THIRD PARTY.

6.	Exclusivity; Covenant Not to Compete

6.1	LIPOXEN. In consideration of the [***] and other consideration set forth herein, LIPOXEN agrees during the TERM of this AGREEMENT to [***] BAXTER in the FIELD. During the TERM of this AGREEMENT, LIPOXEN [***] (whether as principal, agent, independent contractor, partner or otherwise) [***] to, or otherwise [***] in the TERRITORY. The Territory [***] (it being understood by the PARTIES hereto that the [***] because such business has been conducted by LIPOXEN [***] and the [***] may be engaged in effectively from [***]

CONFIDENTIAL	Page 24 of 58

The PARTIES specifically acknowledge and agree that the remedy at law for any breach of the foregoing shall be inadequate and that BAXTER, in addition to any other relief available to it, shall be entitled to temporary and permanent injunctive relief without the necessity of providing actual damage. In the event that the provisions of this Section 6.1 should ever be deemed to exceed the limitation provided by applicable law, then the PARTIES agree that such provisions shall be reformed to set forth the maximum limitations permitted.

Nothing set forth in this Section 6.1 [***] in the aggregate of any class of capital stock of any corporation if such stock is publicly traded and listed on any national or regional stock exchange or on the NASDAQ national market system or the NASDAQ Small Cap Market.

6.2	BAXTER. Nothing in this AGREEMENT [***] BAXTER’S [***] LIPOXEN hereby acknowledges that BAXTER is pursuing other methods and technologies (alone and in conjunction with others) to [***]

7.	Quality and Complaints

7.1	Analysis. The SUPPLY AGREEMENT will provide that after BAXTER’s designation [***] POTENTIAL PRODUCT or one or more SELECTED DELIVERY AGENTS, the PARTIES [***] in which to analyze shipments of SELECTED DELIVERY AGENTS and verify DELIVERY AGENT quality using methods consistent with test procedures set forth in the QUALITY AGREEMENT to be mutually agreed by the PARTIES.

7.2	Complaints Procedure. Complaints shall be handled as set forth in, and in accordance with, the QUALITY AGREEMENT.

8.	Milestone Events and Payments; Royalty Payments; Royalty Reports

8.1

Milestone Payments. Provided BAXTER has [***] in Section 2.3 above, BAXTER shall make the [***] to LIPOXEN in accordance with the [***] of the [***] provided in Schedule III hereto for POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS, as the case may be (subject to the deductions set out in Section 8.2).

CONFIDENTIAL	Page 25 of 58

The [***] shall be in [***] or other [***] under this AGREEMENT. Once a MILESTONE EVENT has been reached LIPOXEN shall [***] to BAXTER for the relevant [***] (unless previously [***] under Schedule IV).

8.1.1	There shall be [***] for [***] products or [***] indications except that BAXTER shall be required to [***] an additional [***] in the event:

(i)	BAXTER has entered into clinical trials for the development of a POTENTIAL PRODUCT for a specific label indication, and

(ii)	BAXTER terminates such clinical trials and elects to pursue the development of this or a different POTENTIAL PRODUCT with a different label indication within the FIELD, and

(iii)	the termination of the development of the POTENTIAL PRODUCT in clinical trials is not due to the failure to meet satisfactory clinical endpoints (a “CLINICAL FAILURE”).

In such event, the [***] on the selection of one or more lead candidates to be developed for the new label indication. Any label indication in the same disease area shall be considered the same label indication. For example, an indication for the “[***] and an indication for “[***] shall be considered the same label indication.

For clarity, in the event BAXTER develops multiple POTENTIAL PRODUCTS with the same label indication, whether simultaneously or sequentially, whether in preclinical or clinical trials or launches multiple COMMERCIAL PRODUCTS with the same label indication, then [***]. In the event Baxter launches multiple POTENTIAL PRODUCTS with different label

CONFIDENTIAL	Page 26 of 58

indications, whether simultaneously or sequentially, whether in preclinical or clinical trials or launches multiple COMMERCIAL PRODUCTS with different label indications, then [***] In the event Baxter cancels the development of a POTENTIAL PRODUCT due to a CLINICAL FAILURE and develops another POTENTIAL PRODUCT, whether in the same or different label indication(s), then [***]

For example, if BAXTER terminates the development of a POTENTIAL PRODUCT with a targeted indication for [***] to initiating clinical trials and elects to develop a [***] POTENTIAL PRODUCT with a [***] then no additional [***].

For example, if BAXTER terminates the development of a POTENTIAL PRODUCT with a targeted indication [***] after initiating clinical trials, and there has been no CLINICAL FAILURE, and elects to develop a different POTENTIAL PRODUCT with a targeted indication of [***] then an [***] the selection of the lead candidate.

8.2	BAXTER may extend the date of the due diligence milestone event set out in Schedule IV [***] corresponding due diligence [***] as set out in Schedule IV. The [***] must be [***] by LIPOXEN on or [***] in which case the relevant [***] date shall be extended by the number of [***] set out in Schedule IV. BAXTER shall be [***] to LIPOXEN from the [***] that becomes [***] and [***] to LIPOXEN following the [***].

8.3	[***]. BAXTER [***] LIPOXEN [***] to the [***] of all COMMERCIAL PRODUCTS with the same label indication [***] where the manufacture, import, use or sale of COMMERCIAL

CONFIDENTIAL	Page 27 of 58

PRODUCT(S) is covered by a VALID PATENT CLAIM. The [***] in respect of COMMERCIAL PRODUCTS [***] where there is no VALID PATENT CLAIM covering the manufacture, use, import or sale of COMMERCIAL PRODUCT(S). BAXTER [***] POTENTIAL or COMMERCIAL PRODUCT used or sold for clinical trial purposes.

For purposes of [***] of all COMMERCIAL PRODUCTS with the same label indication shall be [***] in order to determine BAXTER’s [***]. In addition and by way of example, if BAXTER were to have [***] in a given [***], the [***] Baxter pursuant to Section 8.2 would be [***] (a [***] applied to the [***] of) [***] (a [***] applied to the next [***] for [***].

8.4	Royalty Term. The obligation of BAXTER to [***] to LIPOXEN pursuant to Section 8.2 above [***] FIRST COMMERCIAL SALE of a COMMERCIAL PRODUCT in a [***]

8.4	SEPARATE COMPONENTS. If components of a COMMERCIAL PRODUCT are sold separately, the [***] of such COMMERCIAL PRODUCT shall be [***] of the COMMERCIAL PRODUCT were [***] provided that no provision of this Agreement shall be construed as requiring the [***] COMMERCIAL PRODUCT. For example, if a COMMERCIAL PRODUCT consists of [***] which is intended to be used with and to improve the [***] the [***] of such COMMERCIAL PRODUCT shall be deemed to [***] ([***] set out in the definition of [***] by BAXTER, its SUBLICENSEES and/or their respective AFFILIATES for the [***] with which such COMMERCIAL PRODUCT is intended to be used.

CONFIDENTIAL	Page 28 of 58

8.5	Reports, Exchange Rates. BAXTER shall keep LIPOXEN fully informed about the progress of its development of any and all POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS and BAXTER shall immediately notify LIPOXEN in writing as soon as any of the MILESTONE EVENTS have been reached. BAXTER shall notify LIPOXEN in writing promptly upon the FIRST COMMERCIAL SALE of each COMMERCIAL PRODUCT in each country in which BAXTER elects to pursue commercialization. Commencing upon the FIRST COMMERCIAL SALE of a COMMERCIAL PRODUCT, BAXTER shall furnish to LIPOXEN a quarterly written report (per QUARTER) showing, on a [***] according to the [***] of such COMMERCIAL PRODUCT [***] (by SKU) during the reporting period: (a) the [***] of the COMMERCIAL PRODUCT [***] during the reporting period, and the [***] there from to [***] from such [***] (b) the [***] if any, which shall have accrued hereunder based [***] of the COMMERCIAL PRODUCT; (c) the [***] if any, required by LAW to be [***] in respect of such [***]; and (d) the date of the FIRST COMMERCIAL SALE of the COMMERCIAL PRODUCT in each country during the reporting period. With [***] of COMMERCIAL PRODUCT [***] the [***] and [***] shall be expressed in the [***]. With respect to sales of COMMERCIAL PRODUCT [***] than [***] the [***], [***] and [***] shall be expressed in the report provided hereunder in the [***] of the PARTY making the sale as well [***] of the [***] and the [***] used in determining the. [***] The [***] shall be [***] using the [***] ([***]) published in [***] Western Edition, under the heading [***] on the last business day of each month during the applicable calendar quarter. Reports shall be due hereunder [***] and shall be the CONFIDENTIAL INFORMATION of BAXTER.

CONFIDENTIAL	Page 29 of 58

9.	Records; Audits; Shipment Terms; Payment Terms

9.1	Records. During the TERM of this AGREEMENT, the PARTIES shall, and shall procure that their respective AFFILIATES and SUBLICENSEES shall, keep complete and accurate records in sufficient detail to make the reports required hereunder, to confirm their respective compliance with the provisions of this AGREEMENT, to properly [***] and to [***] of all [***] hereunder for a period of [***] after [***] are made.

9.2	Audits. Upon the written request of a PARTY, the other PARTY shall permit, and shall procure that its AFFILIATES and SUBLICENSEES shall permit, an independent certified public accounting firm of recognized national standing in the United States or Europe, selected by the requesting PARTY and reasonably acceptable to the other PARTY, at the requesting PARTY’S expense, to have access to such PARTY’S (or their AFFILIATES or SUBLICENSEES) records as may be reasonably necessary to verify (i) the accuracy of any amounts reported, actually paid or payable under this AGREEMENT for any year ending not more than [***] prior to the date of such request. Such audits may be made no more than [***], during normal business hours at reasonable times mutually agreed by the PARTIES. If such accounting firm concludes that additional amounts were owed to the requesting PARTY during such period, or if the requesting PARTY overpaid for any rates or fees for products or services, the other PARTY shall pay such additional amounts or refund such overpayment (including interest on such additional sums in accordance with Section 9.4) [***] of the date the requesting PARTY delivers to the other PARTY such accounting firm’s written report so concluding. The fees charged by such accounting firm shall be paid by the requesting PARTY; provided however, that if the audit discloses that the amounts payable by such PARTY for the audited period are [***] for such period, or if the audit discloses that such PARTY has [***] the requesting PARTY for rates or fees for products or services by [***] then the requesting PARTY [***] charged by such accounting firm. Upon the expiration of [***] following the end of any calendar year, the calculation of [***] with respect to such calendar year, or rates or fees charged for such year [***] upon the PARTIES.

CONFIDENTIAL	Page 30 of 58

9.3	Invoicing; Payment Terms. The SUPPLY AGREEMENT will provide that LIPOXEN shall send invoices to BAXTER for any SELECTED DELIVERY AGENT shipped to BAXTER [***] All invoices issued under this AGREEMENT or the SUPPLY AGREEMENT shall be in [***] Except for the first RESEARCH PLAN payment set forth in Schedule II, all payments due under this AGREEMENT shall be [***] days from [***]. [***] to LIPOXEN pursuant to section 8.2 shall be [***] relating to them is due. All [***] under this Agreement shall be made [***] failing which the payee may [***] on any outstanding amount calculated on an annual basis and at a rate equivalent to the [***] ([***]) on the date such outstanding amount [***].

9.4	Payment Method. All payments by BAXTER under this AGREEMENT shall be paid in [***] and all such payments shall be [***] in [***] to such account as LIPOXEN shall designate before such payment is due. If at any time legal restrictions prevent the prompt [***] due with respect to sales of any COMMERCIAL PRODUCT in any country where such COMMERCIAL PRODUCT is sold, BAXTER shall use its reasonable efforts to ensure that [***] shall be made promptly through such lawful means or methods as BAXTER and LIPOXEN shall reasonably determine.

9.5	Taxes. All amounts due hereunder: (a) are [***] provided that LIPOXEN shall cooperate with BAXTER to [***]; and (b) shall be [***] for [***] or [***] imposed by any [***] BAXTER shall provide LIPOXEN with evidence of its [***] that may be required and will use its reasonable endeavors to assist LIPOXEN to obtain appropriate relief for the [***] in question.

CONFIDENTIAL	Page 31 of 58

10.	Confidentiality

10.1	Termination of NON-DISCLOSURE AGREEMENT. All provisions of, rights granted and covenants made in the NON-DISCLOSURE AGREEMENT are hereby terminated and of no further force and effect and are superseded in their entirety by the provisions of, rights granted and covenants made in this AGREEMENT. The PARTIES acknowledge and agree that any disclosure made pursuant to the NON-DISCLOSURE AGREEMENT shall be governed by the terms and conditions of this Article 10.

10.2	In General. For the TERM and for a period of [***] thereafter, each PARTY shall maintain in confidence all information and materials of the other PARTY (including KNOW-HOW, samples of THERAPEUTIC AGENT, CONJUGATES, DELIVERY AGENT, SELECTED DELIVERY AGENT, POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS) disclosed or provided to it by the other PARTY (either pursuant to this AGREEMENT or the NON-DISCLOSURE AGREEMENT) including the terms and conditions (but not the existence) of this AGREEMENT. CONFIDENTIAL INFORMATION shall be identified as confidential in writing or, if disclosed verbally or by observation, summarized in writing and submitted to RECIPIENT within thirty (30) days of the oral or visual disclosure thereof (together with all embodiments thereof, the “CONFIDENTIAL INFORMATION”). CONFIDENTIAL INFORMATION shall include both BAXTER materials and LIPOXEN materials. It may also include information regarding intellectual property and confidential or proprietary information of AFFILIATES and THIRD PARTIES. The terms and conditions of this AGREEMENT and the NON-DISCLOSURE AGREEMENT, also shall be deemed CONFIDENTIAL INFORMATION of both PARTIES.

Notwithstanding the foregoing, CONFIDENTIAL INFORMATION shall not include that portion of information or materials that the RECIPIENT can demonstrate by contemporaneous written records was:

(i) known to the general public at the time of its disclosure to the RECIPIENT, or thereafter became generally known to the general public, other than as a result of actions or omissions of the RECIPIENT in violation of this AGREEMENT or the NONDISCLOSURE AGREEMENT;

CONFIDENTIAL	Page 32 of 58

(ii) disclosed to the RECIPIENT on an unrestricted basis from a source unrelated to the DISCLOSING PARTY and not known to be under a duty of confidentiality to the DISCLOSING PARTY; or

(iii) independently developed by the RECIPIENT, or known by the RECIPIENT prior the date of disclosure by the RECIPIENT, without the use of CONFIDENTIAL INFORMATION of the DISCLOSING PARTY.

Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or known to the general public or in the rightful possession of the RECIPIENT unless the combination itself and principle of operation thereof are published or known to the general public or are in the rightful possession of the RECIPIENT.

10.3	Additional Protections. Each PARTY shall take reasonable steps to maintain the confidentiality of the CONFIDENTIAL INFORMATION of the other PARTY, which steps shall be no less protective than those that such PARTY takes to protect its own information and materials of a similar nature, but in no event less than a reasonable degree of care. Neither PARTY shall use or permit the use of any CONFIDENTIAL INFORMATION of the other PARTY except for the purposes of carrying out its obligations or exercising its rights under this AGREEMENT. All CONFIDENTIAL INFORMATION of a PARTY, including all copies and derivations thereof, is and shall remain the sole and exclusive property of the DISCLOSING PARTY and subject to the restrictions provided for herein. Neither PARTY shall disclose any CONFIDENTIAL INFORMATION of the other PARTY other than to those of its directors, officers, AFFILIATES, employees, licensors, independent contractors, SUBLICENSEES, assignees, agents and external advisors directly concerned with the carrying out of this AGREEMENT, on a strictly applied “need to know” basis. Other than as expressly permitted herein, RECIPIENT may not use CONFIDENTIAL INFORMATION of the other PARTY in applying for PATENTS or securing other intellectual property rights.

10.4	Permitted Disclosures. The obligations of Sections 10.1 and 10.2 shall not apply to the extent that RECIPIENT is required to disclose information by LAW, judicial

CONFIDENTIAL	Page 33 of 58

order by a court of competent jurisdiction, or rules of a securities exchange or requirement of a governmental agency for purposes of obtaining approval to test or market POTENTIAL PRODUCTS or COMMERCIAL PRODUCT(S), or discloses information to a patent office for the purposes of filing a PATENT as permitted in this AGREEMENT; provided that the RECIPIENT shall provide prior written notice thereof to the DISCLOSING PARTY and sufficient opportunity for the DISCLOSING PARTY to review and comment on such required disclosure and request confidential treatment thereof or a protective order therefore.

10.5	Irreparable Injury. The PARTIES acknowledge that either PARTY’S breach of this Article 10 may cause the other PARTY irreparable injury for which it may not have an adequate remedy at LAW. In the event of a breach, the nonbreaching PARTY shall be entitled to seek injunctive relief in addition to any other remedies it may have at LAW or in equity.

11.	Representations & Warranties; Limitation of Liability

11.1	Representations. Each PARTY represents and warrants to the other that as of the EFFECTIVE DATE to the best of its knowledge and belief: (a) it has the full corporate power to enter into and perform this AGREEMENT; (b) this AGREEMENT constitutes its legal, valid and binding obligation; (c) it has sufficient legal and/or beneficial title or other rights under its intellectual property rights to grant the licenses contained in this AGREEMENT and has no knowledge of any CLAIMS challenging the ownership of such intellectual property rights; (d) each PARTY’S professional employees, officers, contractors and consultants that will be involved with this AGREEMENT and the RESEARCH PLAN, has executed an agreement that requires such employee, officer, contractor or consultant, to the extent permitted by LAW, to assign all INVENTIONS, PATENTS, and KNOW-HOW made during the course of and as a result of the performance of such PARTY’S obligations under this AGREEMENT, to such PARTY; and (e) each of such PARTY’S employees, officers, contractors and consultants are subject to confidentiality obligations.

11.2	EXCEPT FOR EITHER PARTY’S INDEMNIFICATION OBLIGATIONS, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL,

CONFIDENTIAL	Page 34 of 58

CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR INDIRECT DAMAGES ARISING OUT OF OR RELATING TO THIS AGREEMENT ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGES.

11.3	Exclusions. All statements, representations (other than fraudulent misrepresentations), warranties, terms and conditions (whether express or implied) as to the suitability and/or usefulness of the LIPOXEN LICENSED TECHNOLOGY for any particular purpose including, without limitation, the development of POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS are hereby excluded to the maximum extent permissible by law. For purposes of clarification, nothing herein shall limit LIPOXEN’s indemnification obligations.

12.	Indemnification; Insurance

12.1	Indemnity.

12.1.1	By LIPOXEN. LIPOXEN shall [***] BAXTER, BAXTER’S SUBLICENSEES and AFFILIATES and their respective shareholders, directors, officers, employees and agents (each, a “BAXTER INDEMNITEE”) [***], [***] (including [***], regardless of outcome) resulting [***] and other [***] by or on [***] of any THIRD PARTY (including any [***]) (collectively, “CLAIMS”) to the extent arising from: (a) the [***] of LIPOXEN under this AGREEMENT; (b) the [***] (including [***]) of DELIVERY AGENTS by LIPOXEN (including [***] (including [***] of BAXTER or its SUBLICENSEES) or [***]); or (c) the [***] of LIPOXEN or

CONFIDENTIAL	Page 35 of 58

any THIRD PARTY [***] in [***] of its [***] under this AGREEMENT, except in each case to the extent such CLAIM arises from BAXTER’S [***] of this AGREEMENT or the [***] of a BAXTER INDEMNITEE.

12.1.2	By BAXTER. BAXTER shall [***] LIPOXEN, LIPOXEN AFFILIATES, and their respective shareholders, directors, officers, employees and agents (each, a “LIPOXEN INDEMNITEE”) [***] from and [***] to the [***] from: (a) the [***] of BAXTER under this AGREEMENT; (b) the [***] (including the [***]), [***] (including any [***]), [***] or [***] of POTENTIAL PRODUCTS or COMMERCIAL PRODUCT(S) (including as a [***] any [***] (including [***] or [***] of BAXTER or its SUBLICENSEES) or [***] to [***]; or (c) the [***] of BAXTER or its SUBLICENSEES or [***] THIRD PARTY [***] in the [***] of its or their [***] this AGREEMENT, except in each case to the extent [***] arises from LIPOXEN’S [***] of this AGREEMENT or the [***] a LIPOXEN INDEMNITEE.

12.2

Insurance. From the commencement of the first PHASE I CLINICAL TRIAL, each PARTY [***] including [***], in the [***], and [***] in the [***] BAXTER has the [***] Any independent insurance carriers must be [***], [***] or the [***] The PARTIES shall [***] for the TERM of this AGREEMENT, and [***]

CONFIDENTIAL	Page 36 of 58

[***] to each other upon request. If the insurance policy is [***] must be kept in place [***] after the [***] of this AGREEMENT.

12.3	Procedures. If any CLAIM covered by Section 12.1 is brought, the indemnifying PARTY’S obligations are conditional upon the following:

(i) the indemnified PARTY shall promptly notify the indemnifying PARTY in writing of such CLAIM, provided, however, the failure to provide [***] the indemnifying PARTY of any of its obligations hereunder [***] the indemnifying PARTY is [***].

(ii) the indemnifying PARTY shall assume, [***], the [***] of such CLAIM through [***] PARTY and [***] PARTY, except that those indemnified may at their [***] be represented by [***]

(iii) the indemnifying PARTY [***] and/or the [***] of such CLAIM;

(iv) those indemnified may, [***] in such [***] and if they so [***] the indemnifying PARTY and those indemnified [***]

(v) the indemnifying PARTY will have [***] of any [***], to [***] of such CLAIM (provided and only to the extent that an indemnified PARTY [***] have to [***], and an indemnified PARTY [***], enter into any [***] otherwise to [***] of the indemnifying PARTY (not to be [***] or [***]); and

(vi) the indemnifying PARTY shall [***] or [***] with respect to such CLAIM and a [***]

CONFIDENTIAL	Page 37 of 58

related [***] thereof; provided that such [***] have been [***] as the case may be, by the indemnifying PARTY in [***] the CLAIM.

13.	INVENTIONS, KNOW-HOW and PATENTS

13.1	Existing Intellectual Property. Other than as expressly provided in this AGREEMENT, neither PARTY grants nor shall be deemed to grant any right, title or interest to the other PARTY in any PATENT, PATENT APPLICATION, KNOW-HOW or other intellectual property right CONTROLLED by such PARTY as of the EFFECTIVE DATE.

13.2	Disclosure. Each PARTY shall promptly disclose In writing to the other all INVENTIONS arising from the joint or separate activities (including any INVENTIONS first made, conceived or first reduced to practice as a result of such activities) of the PARTIES or their agents or independent contractors in connection with the performance of their obligations or activities under this AGREEMENT (including in carrying out its activities under the RESEARCH PLAN and the development or manufacture of POTENTIAL PRODUCTS or COMMERCIAL PRODUCT(S)); provided, however, that LIPOXEN shall not be obligated to disclose a SOLE INVENTION to the extent such SOLE INVENTION falls within the scope of LIPOXEN CORE TECHNOLOGY and that BAXTER shall not be obligated to disclose a SOLE INVENTION to the extent such SOLE INVENTION falls within the scope of BAXTER CORE TECHNOLOGY.

13.3

Ownership of INVENTIONS. Except as otherwise set forth in Sections 13.4 or 13.5, all INVENTIONS made solely by employees, agents or independent contractors of a PARTY during the course or performance of this AGREEMENT (including in carrying out its activities under the RESEARCH PLAN and the development or manufacture of POTENTIAL PRODUCTS or COMMERCIAL PRODUCTS) (each, a “SOLE INVENTION”) shall be the exclusive property of such PARTY. Except as otherwise set forth in Sections 13.4 or 13.5, if employees, agents or independent contractors of each of LIPOXEN and BAXTER jointly develop any INVENTION during the course and in the performance of activities conducted in connection with this AGREEMENT

CONFIDENTIAL	Page 38 of 58

(including in carrying out its activities under the RESEARCH PLAN and the development or manufacture of POTENTIAL PRODUCTS or COMMERCIAL PRODUCTS) (each, a “JOINT INVENTION”), BAXTER and LIPOXEN [***] in and to such JOINT INVENTION, and, subject to the covenant not to compete in Section 6.1, shall have the right to [***] under any such JOINT INVENTION and any PATENT claiming such JOINT INVENTION [***]

For the avoidance of doubt, the determination as to whether an INVENTION has been “solely” or “jointly” made shall be based upon whether employees, agents or independent contractors of a PARTY would be or are properly named as an inventor on a corresponding PATENT APPLICATION under United States patent LAWS.

13.4	LIPOXEN CORE TECHNOLOGY INVENTIONS. Any and all rights, title and interest in and to all SOLE INVENTIONS and JOINT INVENTIONS which fall within the scope of LIPOXEN CORE TECHNOLOGY shall belong solely to LIPOXEN (“LIPOXEN CORE TECHNOLOGY INVENTIONS”). BAXTER hereby agrees to and hereby does, and shall, without additional consideration transfer and assign to LIPOXEN all of its right, title and interest in and to such LIPOXEN CORE TECHNOLOGY INVENTIONS and all intellectual property rights therein including enforcement rights, and shall require its employees, agents and independent contractors to so assign their right, title and interest therein to LIPOXEN. LIPOXEN shall be responsible, at its sole expense and discretion, and with the cooperation of BAXTER, for the filing, prosecution and maintenance of foreign and domestic PATENT APPLICATIONS and PATENTS covering such LIPOXEN CORE TECHNOLOGY INVENTIONS.

13.5

BAXTER CORE TECHNOLOGY INVENTIONS. Any and all rights, title and interest in and to all SOLE INVENTIONS and JOINT INVENTIONS which fall within the scope of BAXTER CORE TECHNOLOGY shall belong solely to BAXTER (“BAXTER CORE TECHNOLOGY INVENTIONS”). LIPOXEN hereby agrees to and hereby does, and shall, without additional consideration assign to BAXTER all of its right, title and interest in and to any BAXTER CORE

CONFIDENTIAL	Page 39 of 58

TECHNOLOGY INVENTIONS and all intellectual property rights therein including enforcement rights, and shall require its employees, agents or independent contractors to so assign their right, title and interest therein to BAXTER. BAXTER shall be responsible, at its sole expense and discretion, and with the cooperation of LIPOXEN if requested by BAXTER, for the filing, prosecution and maintenance of foreign and domestic PATENT APPLICATIONS and PATENTS covering such BAXTER CORE TECHNOLOGY INVENTIONS.

13.6	Individual PATENT Filings. Each PARTY shall have sole discretion and right to prepare, file, prosecute, maintain and defend PATENT APPLICATIONS or PATENTS for INVENTIONS it solely owns under this AGREEMENT, and shall be responsible for related interference proceedings. Each PARTY shall confer with the other PARTY, and make every reasonable effort to adopt the other PARTY’S suggestions regarding the prosecution of such PATENT APPLICATIONS, and shall copy the other PARTY on any official actions and submissions in such PATENT APPLICATIONS. Costs incurred with respect to PATENT APPLICATIONS shall be borne by the PARTY with the right to prosecute each such PATENT APPLICATION.

13.7	Joint PATENT Filings. With respect to all PATENT APPLICATIONS on JOINT INVENTIONS that are jointly owned by the PARTIES (i.e., JOINT INVENTIONS that have not been assigned nor are assignable to the other PARTY pursuant to Sections 13.4 and 13.5) (the “JOINT PATENT APPLICATIONS”), the PARTIES shall determine which PARTY shall be responsible for filing, prosecuting and maintaining PATENT APPLICATIONS and PATENTS on behalf of both PARTIES (the “RESPONSIBLE PARTY”) based on a good faith determination of the relative contributions of the PARTIES to the INVENTION and the relative interests of the PARTIES in the INVENTION. At [***] prior to the contemplated filing of such PATENT APPLICATION, the RESPONSIBLE PARTY [***] of the JOINT PATENT APPLICATION to the other PARTY for its approval, which shall not be unreasonably withheld or delayed. Except as set forth below, the PARTIES shall [***] filing, prosecution and maintenance of all JOINT PATENT APPLICATIONS. If either PARTY [***] for a JOINT PATENT APPLICATION or PATENT

CONFIDENTIAL	Page 40 of 58

issuing there from, the other PARTY may proceed with such JOINT PATENT APPLICATION [***] in which case the PARTY [***] hereby agrees [***] its [***] in and to such JOINT PATENT APPLICATION to the other PARTY and such INVENTION shall be treated as a SOLE INVENTION of the [***] for the purposes of Sections 13.3 and 13.6.

13.8	Further Actions. Each PARTY shall cooperate with the other PARTY to execute all documents and take all reasonable actions to effect the intent of this Article 13.

13.9	Patent Marking and POTENTIAL PRODUCT & COMMERCIAL PRODUCT Marking.

(a) To the extent practical (as determined by BAXTER), BAXTER shall place appropriate LIPOXEN patent and/or patent pending markings on each POTENTIAL PRODUCT and COMMERCIAL PRODUCT or the packaging therefor. The content, form, size, location and language of such markings shall be in accordance with the LAWS and practices of the country in which the applicable units of each POTENTIAL PRODUCT or COMMERCIAL PRODUCT are distributed.

(b) BAXTER shall be responsible for all packaging (non-commercial and commercial) and labeling of POTENTIAL PRODUCTS or COMMERCIAL PRODUCT(S).

14.	Infringement

14.1	Infringement of THIRD PARTY Rights.

14.1.1	Notice. If the development, manufacture, use, import or sale of POTENTIAL PRODUCTS or COMMERCIAL PRODUCT(S) results in a claim for PATENT infringement by a THIRD PARTY, the PARTY to this AGREEMENT first having notice shall promptly notify the other PARTY in writing. The notice shall set forth the facts of the claim in reasonable detail.

CONFIDENTIAL	Page 41 of 58

14.1.2	Litigation Unrelated to LIPOXEN Licensed Technology. Except to the limited extent provided for in Section 14.1.3, BAXTER shall [***] each LIPOXEN INDEMNITEE from and [***] (including [***] resulting from any CLAIM that the [***] of POTENTIAL PRODUCTS or COMMERCIAL PRODUCT(S) [***] a THIRD PARTY patent or [***] THIRD PARTY know-how.

14.1.3	BAXTER’S obligations under Section 14.1.2 shall not apply to any claim to the extent that any infringement of a THIRD PARTY patent or misappropriation of THIRD PARTY know-how results from (a) use of the LIPOXEN LICENSED RIGHTS, or (b) the SELECTED DELIVERY AGENT or DELIVERY AGENT in the POTENTIAL PRODUCTS or COMMERCIAL PRODUCT(S).

14.1.4	LIPOXEN shall [***] each BAXTER INDEMNITEE [***] and [***] (including [***] of [***] regardless of [***] resulting from any [***] of the SELECTED DELIVERY AGENT or DELIVERY AGENT provided by LIPOXEN to BAXTER under this AGREEMENT to make POTENTIAL PRODUCTS or COMMERCIAL PRODUCTS for use in the FIELD [***] a THIRD PARTY patent or [***] THIRD PARTY know-how; unless BAXTER [***] such [***] by LIPOXEN but [***] to [***] with the use of such SELECTED DELIVERY AGENT or DELIVERY AGENT in which case this [***] Such [***] shall be subject to the provisions of Section 12.3.

CONFIDENTIAL	Page 42 of 58

14.2	Infringement By THIRD PARTIES.

14.2.1	Notice of Infringement. If any VALID PATENT CLAIM is infringed by a THIRD PARTY, or any KNOW HOW utilized in the manufacture, use, import or sale of SELECTED DELIVERY AGENT or POTENTIAL PRODUCTS or COMMERCIAL PRODUCT(S) is misappropriated by a THIRD PARTY, the PARTY first having knowledge of such infringement or misappropriation shall promptly notify the other PARTY in writing. The notice shall set forth the facts of such infringement or misappropriation in reasonable detail.

14.2.2	Prosecution of Actions Related to the FIELD.

(a)	BAXTER [***] but [***] to [***] THIRD PARTIES arising from such THIRD PARTIES [***] or [***] of LIPOXEN LICENSED TECHNOLOGY in the FIELD, including the [***] of a POTENTIAL PRODUCT or COMMERCIAL PRODUCT(S).

(b)	If BAXTER [***] within a [***] of [***] after [***] from LIPOXEN of the [***] LIPOXEN [***] but not [***] to [***] using counsel [***] at [***] If LIPOXEN determines that BAXTER [***] PARTY to the action, BAXTER [***] In such event, BAXTER [***] at [***] No [***] of [***] under this Section 14.2.2(b) may be entered [***] of LIPOXEN and BAXTER (which [***])

(c)

Awards. If either PARTY brings an action for infringement or misappropriation by a THIRD PARTY under this Section 14.2.2 any damages or other monetary awards or payments in settlement recovered by such PARTY [***]

CONFIDENTIAL	Page 43 of 58

[***] PARTIES in the action (including [***]. Any [***] by the PARTIES as follows: [***] shall be [***] by BAXTER and [***] shall be [***] LIPOXEN.

15.	Term and Termination

15.1	Expiration. The term of this AGREEMENT (the “TERM”) shall commence on the EFFECTIVE DATE and shall continue until terminated or until it expires as set forth herein. Once a POTENTIAL PRODUCT has been commercialized, this AGREEMENT [***] upon the [***] of all [***] unless [***] as provided herein. Upon the [***] in any applicable [***] provided that this AGREEMENT has not been or is not in the future [***] by either PARTY in accordance with its terms, LIPOXEN hereby [***] BAXTER and its AFFILIATES [***] in the FIELD under the LIPOXEN LICENSED TECHNOLOGY to [***] POTENTIAL PRODUCTS and COMMERCIAL PRODUCT(S) in the FIELD.

15.2	Termination without Cause.

15.2.1 BAXTER shall be [***] AGREEMENT by [***] LIPOXEN [***] on the RESEARCH MIDPOINT and [***] after the RESEARCH MIDPOINT.

15.2.2 After the [***] BAXTER may [***] this AGREEMENT, without liability, [***] to LIPOXEN.

15.3

Termination for Cause. Each PARTY shall have the right to terminate this AGREEMENT by written notice to the other PARTY for a material failure to comply with the material terms of this AGREEMENT by the other PARTY,

CONFIDENTIAL	Page 44 of 58

provided such failure to comply is not corrected by the failing PARTY within: (i) [***] of written notice of [***] or any [***] when due hereunder, or (ii) [***] receipt of written notice of [***] PARTY.

15.4	Termination on Challenge. LIPOXEN may [***] this AGREEMENT by [***] to BAXTER if BAXTER, its AFFILIATES or a SUBLICENSEE [***] LIPOXEN [***] of the LIPOXEN PATENT RIGHTS or to [***] of any of the LIPOXEN KNOW-HOW; provided that LIPOXEN may not exercise [***] under this Section if BAXTER, its AFFILIATES or a SUBLICENSEE brings [***] to LIPOXEN’s [***] of this Agreement (except under this Section) or [***] (whether under [***] against BAXTER, its AFFILIATES or a SUBLICENSEE.

15.5.	Termination for Insolvency. Either[***] Agreement immediately by [***] in the event: (i) the other party voluntarily enters into bankruptcy proceedings; (ii) the other party makes an assignment for the benefit of creditors; (iii) a petition is filed against the other party under a bankruptcy law, a corporate reorganization law, or any other law for relief of debtors or similar law analogous in purpose or effect, which petition is not stayed or dismissed within [***] of filing thereof; or (iv) the other party enters into liquidation or dissolution proceedings or a receiver is appointed with respect to any assets of the other party, which appointment is not vacated within [***] (herein a BANKRUPTCY PROCEEDING).

15.6

Termination for Lack of Due Diligence. LIPOXEN may terminate this AGREEMENT on [***] to BAXTER if BAXTER [***] set forth in Schedule IV by the [***] provided that: (a) BAXTER [***] making the [***] in accordance with Section 8.2; or (b) such [***], or (c) such [***] by LIPOXEN of the terms of this AGREEMENT which [***] BAXTER’s [***] or (d)

CONFIDENTIAL	Page 45 of 58

[***] a new regulatory requirement that [***] of the [***] of a POTENTIAL PRODUCT (so long as BAXTER [***] the development of a different POTENTIAL PRODUCT within a [***]).

For purposes of clarification, none of the due [***] are meant to be [***] to the [***] obligations. For example, if BAXTER [***] entitled “IND Filing” by [***] BAXTER [***] date by [***] by [***] and [***] after the [***] period; in which case (a) such due diligence milestone is [***] and (b) BAXTER shall be [***] entitled “IND acceptance (or European equivalent).”

15.7	Effect of Termination or Expiration.

15.7.1	The provisions of Sections 1, 9, 10, 11, 12.1 (to the extent such claim arises prior to the expiration or termination of this AGREEMENT), 12.2, 12.3, 13, 14.1 (to the extent such claim arises prior to the expiration or termination of this AGREEMENT), 14.2 (only to infringement during the term of this AGREEMENT), 15.7, 16, 17 and 18, in each case together with any defined terms applicable to such provisions shall survive expiration or termination of this AGREEMENT for any reason whatsoever.

15.7.2	If this AGREEMENT is terminated by LIPOXEN pursuant to Section 15.3 or by BAXTER pursuant to Section 15.2, then:

(a) BAXTER [***] and [***] including [***] by LIPOXEN under the RESEARCH PLAN and [***] and THIRD PARTY subcontractors, [***] and [***] by LIPOXEN in relation to the RESEARCH PLAN and those activities that [***][***] by LIPOXEN in order to meet BAXTER’S [***] of SELECTED REAGENT;

CONFIDENTIAL	Page 46 of 58

(b) BAXTER [***] LIPOXEN [***] and [***] in accordance with the terms of this AGREEMENT; and

(c) BAXTER shall be entitled to [***] of COMMERCIAL PRODUCT(S) under the terms and conditions set forth in this AGREEMENT.

15.7.4	Subject to the foregoing, if this AGREEMENT expires or is terminated for any reason whatsoever, any licenses and sublicenses granted under this AGREEMENT shall automatically terminate and all licensed rights shall revert in their entirety to the respective licensor.

15.7.5	Termination of this AGREEMENT by a PARTY [***] PARTY, in [***].

15.7.6	In the event that there is an attempt to terminate this AGREEMENT as part of a BANKRUPTCY PROCEEDING, LIPOXEN hereby agrees to grant and hereby grants BAXTER and its AFFILIATES [***], with [***] in the FIELD under the LIPOXEN LICENSED TECHNOLOGY to [***] POTENTIAL PRODUCTS and COMMERCIAL PRODUCT(S) in the FIELD; provided that BAXTER [***] under this AGREEMENT. Baxter [***] LIPOXEN, or any trustee in such BANKRUPTCY PROCEEDING [***] to the [***] provision provided in this AGREEMENT. In addition to the surviving Sections in Section 15.7.1, Sections 3.1, 3.2 and 4.3 shall survive termination or expiration of this Agreement.

CONFIDENTIAL	Page 47 of 58

16.	Assignment

Unless otherwise expressly permitted hereunder [***] rights or delegate any of its duties under this AGREEMENT without the prior written consent of the other PARTY, except that either [***] and/or responsibilities hereunder without the [***] as part of: (i) the sale of all or substantially all of the assets or the entire business to which this AGREEMENT relates, (ii) a merger, consolidation, reorganization or other combination with or into another person or entity; or (iii) the transfer or assignment to an AFFILIATE, in each case, pursuant to which the surviving entity or assignee assumes the assigning or merging PARTY’S obligations hereunder. [***]

17.	Notices

Wherever notice is required or permitted hereunder, it shall be by personal delivery, first class mail, overnight delivery service, or sent by facsimile transmission, with electronic confirmation, properly directed to the PARTY at its address and contact information listed below. Said address and contact information may be changed from time to time by similar written notice.

If to BAXTER, addressed to:

Baxter Healthcare Corporation

One Baxter Parkway

Deerfield, Illinois 60015

Attention: General Counsel

Telephone: 847.948.3225

Facsimile: 847.948.2450

Baxter Healthcare SA

CH-8304 Wallisellen

Zurich, Switzerland

Attention: Counsel

Telephone: 41 1 878 6199

Facsimile: 41 1 878 6352

With copies to:

Baxter Healthcare Corporation

One Baxter Parkway

Deerfield, Illinois 60015

Attention: President, Venture Management

Telephone: 847.940.6255

Facsimile: 847.940.6273

CONFIDENTIAL	Page 48 of 58

Baxter Healthcare SA

CH-8304 Wallisellen

Zurich, Switzerland

Attention:

Telephone: 41 1 878 6199

Facsimile: 41 1 878 6352

If to LIPOXEN, addressed to:

Lipoxen Technologies Limited

Suite 303, Hamilton House

Mabledon Place

London WC1H9BB

Telephone: +44 (0) 20 7727 7940

Facsimile: +44 (0) 20 7504 3500

18.	Miscellaneous

18.1	Force Majeure. Except for each PARTY’S confidentiality and indemnity obligations, the obligations of either PARTY under this AGREEMENT shall be excused during each period of delay caused by matters such as acts of God, strikes, supplier delays, shortages of raw materials, government orders, sufferance of or voluntary compliance with acts of government or governmental regulation, or acts of war or terrorism, which are reasonably beyond the control of the PARTY obligated to perform. Force majeure shall not include a lack of funds, bankruptcy or other financial cause or disadvantage. Nothing contained in this AGREEMENT shall affect either PARTY’S ability or discretion regarding any strike or other employee dispute or disturbance and all such strikes, disputes or disturbances shall be deemed to be beyond the control of such PARTY. A condition of force majeure shall be deemed to continue only so long as the affected PARTY shall be taking all reasonable actions necessary to overcome such condition. If either PARTY shall be affected by a condition of force majeure, such PARTY shall give the other PARTY prompt notice thereof, which notice shall contain the affected PARTY’S estimate of the duration of such condition and a description of the steps being taken or proposed to be taken to overcome such condition of force majeure. Any delay occasioned by any such cause shall not constitute a default under this AGREEMENT, and the obligations of the PARTIES shall be suspended during the period of delay so occasioned. During any period of force majeure, the PARTY that is not directly affected by such condition of force majeure may take any reasonable action necessary to mitigate the effects of such condition of force majeure.

CONFIDENTIAL	Page 49 of 58

18.2	Severability. All the terms and provisions of this AGREEMENT are distinct and severable, and if any term or provision is held unenforceable, illegal or void in whole or in part by any court, regulatory authority or other competent authority it shall to that extent be deemed not to form part of this AGREEMENT, and the enforceability, legality and validity of the remainder of this AGREEMENT shall not be affected thereby.

18.3	Variation. This AGREEMENT may not be amended, varied or modified in any manner except by an instrument in writing signed by a duly authorized officer or representative of each PARTY hereto.

18.4	Forbearance and Waiver. No waiver by a PARTY in respect of any breach shall operate as a waiver in respect of any subsequent breach. No forbearance, failure or delay by a PARTY in exercising any right or remedy shall operate as a waiver thereof, nor shall any single or partial forbearance, exercise or waiver of any right or remedy prejudice its further exercise of any right or remedy under this AGREEMENT or at LAW.

18.5	Counterparts; Facsimile. This AGREEMENT may be executed in more than one counterpart, each of which constitutes an original and all of which together shall constitute one enforceable agreement. For purposes of this AGREEMENT and any other document required to be delivered pursuant to this AGREEMENT, facsimiles of signatures shall be deemed to be original signatures. In addition, if any of the Parties sign facsimile copies of this AGREEMENT, such copies shall be deemed originals

18.6	No Partnership. The relationship of the PARTIES is that of independent contractors and this AGREEMENT shall not operate so as to create a partnership or joint venture of any kind between the PARTIES.

18.7

Construction. The PARTIES have participated jointly in the negotiation and drafting of this AGREEMENT. In the event that an ambiguity or question of intent or interpretation arises, this AGREEMENT shall be construed as if drafted jointly by the PARTIES and no presumption or burden of proof shall arise favoring or

CONFIDENTIAL	Page 50 of 58

disfavoring any PARTY by virtue of the authorship of any of the provisions of this AGREEMENT. Except where the context otherwise requires, where used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). The captions of this AGREEMENT are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this AGREEMENT or the intent of any provision contained in this AGREEMENT. The term “includes” and “including” as used herein means including but not limited to.

18.8	Entire Agreement. This AGREEMENT and the Schedules attached hereto constitute the entire understanding between the PARTIES and supersedes any prior or contemporaneous written or oral understanding, negotiations or agreements between and among them respecting the subject matter hereof. This AGREEMENT shall be binding upon, and inure to the benefit of, the PARTIES and their respective successors and assigns. The PARTIES acknowledge that they are not relying on any representation, agreement, term or condition which is not expressly set out in this AGREEMENT.

18.9	Governing LAW. This AGREEMENT shall be governed by and construed in accordance with the LAWS of [***] without regard to its or any other jurisdiction’s choice of law rules. Any disputes under this AGREEMENT shall be brought in the state or federal courts located in Illinois. The PARTIES submit to the personal jurisdiction of such courts for any such action, agree that such courts provide a convenient forum for any such action, and waive any objections or challenges to venue with respect to such courts.

18.10

Publicity. Neither PARTY shall make any public announcement concerning this AGREEMENT without the prior written consent of the other PARTY, except that (a) either PARTY is entitled to issue a press release on or soon after the EFFECTIVE DATE provided it obtains the prior approval of the other PARTY and, in the case of BAXTER, is also approved by BAXTER’s corporate and communications department [***] which shall not be unreasonably withheld, (b) either PARTY is entitled to refer to the existence of this AGREEMENT and any terms which have been disclosed in any BAXTER-approved document or other

CONFIDENTIAL	Page 51 of 58

document disclosed under Subsection (c) during the course of financing, or (c) either PARTY may make a statement or announcement concerning this AGREEMENT if counsel to such PARTY advises that such announcement or statement is be required by LAW (including applicable stock exchange rule). In the case of an announcement required by LAW, the other PARTY shall be advised in advance and both parties shall use good faith efforts to cause a mutually agreeable announcement to be issued in a timely basis.

18.11	Compliance with LAWS. Each PARTY will comply with all LAWS in performing its obligations and exercising its rights hereunder. Nothing in this AGREEMENT shall be deemed to permit BAXTER or its SUBLICENSEES to export, re-export or otherwise transfer any information or materials (including SELECTED DELIVERY AGENT) transferred hereunder or to deal in any way with POTENTIAL PRODUCTS or COMMERCIAL PRODUCT(S) without complying with LAWS.

CONFIDENTIAL	Page 52 of 58

IN WITNESS WHEREOF, the PARTIES hereto have caused their authorized representatives to execute this AGREEMENT by signing below:

Signed:
For and on behalf of:		For and on behalf of:
Lipoxen		Baxter Healthcare Corporation

Signature	/s/ M. Scott Mcguire	Signature
Name:	M. Scott Mcguire	Name:
Title:	CEO	Title:

Signed:
For and on behalf of:
BAXTER HEALTHCARE SA

Signature	/s/ B. Lenzlinger		/s/ M. Lukas
Name:	B. Lenzlinger		M. Lukas
Title:	Finance Director Baxter Healthcare SA		Dir. Biolife Europe Plasma Contract Manufacturing

IN WITNESS WHEREOF, the PARTIES hereto have caused their authorized representatives to execute this AGREEMENT by signing below:

Signed:
For and on behalf of:	For and on behalf of
Lipoxen	Baxter Healthcare Corporation

Signature	Signature	/s/ Joy A. Amundson
Name:	Name:	Joy A. Amundson
Title:	Title:	President, BioScience

Signed:
For and on behalf of:
BAXTER HEALTHCARE SA

Signature
Name:
Title:

CONFIDENTIAL	Page 53 of 58

SCHEDULE I

PAYMENT SCHEDULE

The total estimated cost for the RESEARCH PLAN is [***] applicable) and [***] as follows: [***] after the [***], [***] after the [***] provided BAXTER [***] the RESEARCH PROGRAM within [***] of such [***] as set out in Section 15.2, and [***] of the [***] of the RESEARCH PLAN. LIPOXEN shall provide BAXTER with a [***] the [***] of the RESEARCH PLAN. In the event that [***] of the RESEARCH PLAN [***], the [***]; provided that any [***] BAXTER in writing.

CONFIDENTIAL	Page 54 of 58

SCHEDULE II

RESEARCH PLAN

CONFIDENTIAL	Page 55 of 58

SCHEDULE III

MILESTONE EVENTS AND PAYMENTS

Assuming BAXTER has [***] as set forth in Section 2.3, then, pursuant to Section 8.1, the following MILESTONE PAYMENTS shall be [***] by BAXTER to LIPOXEN upon occurrence of the following MILESTONE EVENTS with respect to all POTENTIAL PRODUCTS and COMMERCIAL PRODUCTS (as the case may be) [***] Schedule IV):

MILESTONE EVENTS	MILESTONE PAYMENTS
[***]

CONFIDENTIAL	Page 56 of 58

SCHEDULE IV

DUE DILIGENCE MILESTONE EVENTS

BAXTER agrees to meet the due diligence milestone events set forth below [***] BAXTER [***] LIPOXEN the [***] set out below, [***] by LIPOXEN on or prior to the relevant due diligence milestone event date, to [***] set out below. BAXTER shall be entitled to [***] that [***] to LIPOXEN.

Due Diligence Milestone	[***]
1	[***]
2	[***]
3	[***]

[1]	Corresponds to MILESTONE EVENT entitled “IND Filing”
[2]	Corresponds to MILESTONE EVENT entitled “Completion of a Phase II clinical trial anywhere in the world.”
[3]	Corresponds to MILESTONE EVENT entitled “Regulatory Approval: US.”

CONFIDENTIAL	Page 57 of 58

SCHEDULE V

LIPOXEN PATENTS

Reference	Country of Filing	Application No.	Grant. Serial or Regn.No.	Application Date	Grant Date
*****

CONFIDENTIAL	Page 58 of 58

ID	Task Name	May '0	Jul '05	Sep '0	Nov '0	Jan '0	Mar '0	May '0	Jul '06	Sep '0	Nov '0
1	[redacted]										
2											
3											
4											
5											
6											
7											
8											
9											
10											
11											
12											
13											
14											
15											
16											
17											
18											
19											
20											
21											
22											
23											
24											
25											
26											
27											
28											
29											
30											

Project: [redacted]
Date: [redacted]

Task	Milestone	External Tasks
Split	Summary	External Milestone
Progress	Project Summary	Deadline

Page 1

1

2

3

1

2

3

4